LONG-TERM DEBT	12 Months Ended
Dec. 31, 2017
Debt Disclosure [Abstract]
LONG-TERM DEBT
LONG-TERM DEBT
Long-term debt at December 31 consisted of the following (in millions):

	2017	2016
5% Senior Notes, due September 2017 ($92.2 million principal amount; 5.2% effective rate)	$—	$92.0
7.875% Senior Notes, due August 2019 ($201.4 million and $209.8 million principal amount, respectively; 8.0% effective rate)	200.9	208.9
4.875% Senior Notes, due June 2022 ($620.8 million and $690.2 million principal amount, respectively; 4.7% effective rate)	624.6	695.4
4.75% Senior Notes, due January 2024 ($398.1 million principal amount; 4.8% effective rate)	395.9	395.6
7.375% Senior Notes, due June 2025 ($500 million principal amount; 7.4% effective rate)	497.5	497.2
5.4% Senior Notes, due December 2042 ($400 million principal amount; 5.4% effective rate)	395.1	394.9
5.85% Senior Notes, due January 2044 ($400 million principal amount; 5.9% effective rate)	396.3	396.2
Total carrying value	2,510.3	2,680.2
Current portion (1)	—	126.8
Carrying value, less current portion	$2,510.3	$2,553.4

(1) Current portion of long-term debt at December 31, 2016, included the 5% Senior Notes due 2017, as well as the portion of 7.875% Senior Notes due 2019 and 4.875% Senior Notes due 2022 tendered in December 2016 but not settled until January 2017.

The following is a summary of scheduled long-term debt maturities by year, as of December 31, 2017 (in millions):

2018	$—
2019	201.4
2020	—
2021	—
2022	620.8
Thereafter	1,698.1
$2,520.3

Revolving Credit Facility
Availability under the Revolving Credit Facility is $1.50 billion through January 23, 2019, declining to $1.44 billion through January 23, 2020, and to approximately $1.29 billion through the maturity in 2021. As of December 31, 2017, no amounts were outstanding and $5.0 million in letters of credit had been issued under the Revolving Credit Facility leaving remaining availability of $1.495 billion.
Advances under the Revolving Credit Facility bear interest at LIBOR or Base Rate plus an applicable margin, which is dependent upon the Company's credit ratings. The applicable margins for LIBOR and Base Rate advances range from 1.125% - 2.0% and 0.125% - 1.0%, respectively. The Company is also required to pay a commitment fee on undrawn amounts of the Revolving Credit Facility, which ranges from 0.125% to 0.35%, depending on the Company's credit ratings.
The Revolving Credit Facility requires the Company to maintain a total debt-to-capitalization ratio of less than or equal to 60%. Additionally, the Revolving Credit Facility has customary restrictive covenants that, including others, restrict the Company's ability to incur certain debt and liens, enter into certain merger and acquisition agreements, sell, transfer, lease or otherwise dispose of all or substantially all of the Company's assets and substantially change the character of the Company's business from contract drilling.
Debt Reductions
During 2015, the Company paid $101.1 million in cash to retire $97.9 million aggregate principal amount of the 2017 Notes and the 2019 Notes, plus accrued interest, and recognized a $1.5 million loss on early extinguishment of debt.
During the first half of 2016, the Company paid $45.2 million in cash to retire $47.9 million aggregate principal amount of the 2017 Notes and the 2019 Notes, and recognized a $2.4 million gain on early extinguishment of debt.
In December 2016, the Company commenced cash tender offers for $750 million aggregate principal amount of the Subject Notes issued by the Company (the "Tender Offers"). The Tender Offers expired on January 3, 2017; however, there was also an early tender expiration on December 16, 2016 which provided for an early tender premium. Subject Notes validly tendered and accepted for purchase prior to the early tender expiration time on December 16, 2016, received tender offer consideration plus an early tender premium. As a result of the Tender Offers, in December 2016, the Company paid $490.5 million to repurchase $463.9 million aggregate principal amount of outstanding Subject Notes, consisting of $265.5 million of the 2017 Notes, $186.7 million of the 2019 Notes, $9.8 million of the 2022 Notes and $1.9 million of the 2024 Notes, and recognized a $33.6 million loss on the early extinguishment of debt which included approximately $5.9 million of bank and legal fees.
On December 19, 2016, Rowan plc, as guarantor, and its 100% owned subsidiary, RCI, as issuer, completed the issuance of $500 million aggregate principal amount of the 2025 Notes at a price of 100% of the principal amount. The Company used the net proceeds of the offering, approximately $492 million, along with cash on hand, to fund the repurchase of Subject Notes pursuant to the Tender Offers. $5.3 million of the cash paid to the underwriting banks in the form of the underwriters discount and structuring fee was expensed and included in the $33.6 million loss on early extinguishment of debt related to the Tender Offers. Interest on the 2025 Notes is payable on June 15 and December 15 of each year and began on June 15, 2017. The 2025 Notes contain a provision whereby upon a change of control repurchase event, as defined in the indenture governing the 2025 Notes, the Company may be required to make an offer to repurchase all outstanding notes at a price in cash equal to 101% of the aggregate principal amount of the notes repurchased, plus any accrued and unpaid interest to the repurchase date. Otherwise, the 2025 Notes contain substantially the same provisions as the Company’s other Senior Notes.
In January 2017, at the expiration of the Tender Offers, the Company paid $32.8 million to repurchase an additional $34.6 million aggregate principal amount of outstanding Subject Notes, consisting of $0.1 million of the 2017 Notes, $0.9 million of the 2019 Notes and $33.6 million of the 2022 Notes.
On January 9, 2017, the Company called for redemption $92.1 million aggregate principal amount of the 2017 Notes that remained outstanding and on February 8, 2017, the Company paid $94.0 million to redeem such notes.
In the second quarter of 2017, the Company paid $33.5 million in cash to retire $35.8 million aggregate principal amount of the 2022 Notes and recognized a $2.4 million gain on early extinguishment of debt.
In July 2017, the Company paid $7.0 million in cash to retire $6.5 million aggregate principal amount of the 2019 Notes and recognized a $0.5 million loss on early extinguishment of debt.
Debt Guarantee and Other Provisions
The Senior Notes are RCI’s senior unsecured obligations and rank senior in right of payment to all of its subordinated indebtedness and pari passu in right of payment with any of RCI’s future senior indebtedness, including any indebtedness under RCI’s senior Revolving Credit Facility. The Senior Notes rank effectively junior to RCI’s future secured indebtedness, if any, to the extent of the value of its assets constituting collateral securing that indebtedness and to all existing and future indebtedness of its subsidiaries (other than indebtedness and liabilities owed to RCI).
All or part of the Senior Notes may be redeemed at any time for an amount equal to 100% of the principal amount plus accrued and unpaid interest to the redemption date plus the applicable make-whole premium, if any.
The Senior Notes are fully and unconditionally guaranteed on a senior and unsecured basis by Rowan plc (see Note 17 ).
Restrictive provisions in the Company’s bank credit facility agreement limit consolidated debt to 60% of book capitalization. The Company's consolidated debt to total capitalization ratio at December 31, 2017, was 32%.
Other provisions of the Company's debt agreements limit the ability of the Company to create liens that secure debt, engage in sale and leaseback transactions, merge or consolidate with another company and, in the event of noncompliance, restrict investment activities and asset purchases and sales, among other things. The Company was in compliance with its debt covenants at December 31, 2017.